UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Waters Instruments, Inc.
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NOTICE AND INVITATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 3, 2004

WATERS INSTRUMENTS, INC.

13705 26th Avenue N., Suite 102

Minneapolis, MN 55441

YOUR PERSONAL INVITATION

October 6, 2004

Dear Shareholder:

We are pleased to notify you that the Annual Meeting of Shareholders of Waters Instruments, Inc. (“Waters” or the “Company”) will be held on Wednesday, November 3, 2004, at 2:30 p.m., CST, at the offices of Fredrikson & Byron, 4000 US Bank Plaza, 200 South Sixth Street, Minneapolis, Minnesota, 55402 for the following purposes:

(1)          To set the number of directors at four (4);

(2)          To amend the Company’s Articles of Incorporation to increase the number of authorized common shares to 20,000,000;

(3)          To further amend the Company’s Articles of Incorporation to add 40,000,000 undesignated shares, so that the total authorized capital would consist of 60,000,000 shares, including 20,000,000 common shares and 40,000,000 undesignated shares;

(4)          To approve the 2004 Equity Incentive Plan; and

(5)          To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 8, 2004 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.

Our Board of Directors and I cordially invite you to attend this meeting.  Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided or by fax to 763-509-7450. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

Sincerely,

/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Waters Instruments, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on November 3, 2004, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. The Board of Directors has fixed September 8, 2004 as the record date for determining shareholders entitled to vote at the 2004 Annual Meeting.  Holders of Common Stock of record at the close of business on September 8, 2004 will be entitled to vote at the Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of September 8, 2004, there were 2,395,796 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

If the enclosed proxy is properly executed and returned to the Company, all shares represented thereby will be voted as directed. If no direction is made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number of directors proposed by the Board of Directors. Any shareholder providing a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the Meeting.

The presence at the Annual Meeting in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Company’s Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum; however, such non-vote will not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter; however, the vote abstained shall not be deemed to have been voted in favor of such matter. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting.

The mailing address of the principal administrative offices of the Company is 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441. The Company expects that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to shareholders on or about October 7, 2004.

CORPORATE GOVERNANCE

Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws.  Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.  The corporate governance practices that we follow are summarized below.

Independence

The Board has determined that a majority of its members are “independent” as defined by the listing standards of the Nasdaq Stock Market.  Our independent directors are Eugene W. Courtney, William R. Franta and John  A. Grimstad.

Code of Business Conduct and Ethics

The Board has approved a Code of Business Conduct and Ethics, which applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller.  The Code of Business Conduct and Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  The Code of Business Conduct and Ethics is available free of charge through our website at www.wtrs.com and is available to any shareholder who sends a request for a paper copy to Waters Instruments, Inc., Attn. Director of Investor Relations, 13705 26th Avenue N., Suite 102, Minneapolis, MN  55441.  Waters intends to include on its website any amendment to, or waiver from, a provision of its code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.  Waters contracted with an independent professional organization to provide anonymous hotline services that permit employees of the Company to communicate any concerns about behavior or practices of Waters, its employees, officers or directors.  The service was established to assist the Board of Directors in effective internal control.

Meeting Attendance

Board and Committee Meetings.  The Board held five (5) meetings during fiscal year 2004. Each current director attended one hundred percent (100%) of the aggregate number of meetings of the Board and of the Committees of which he is a member.

Annual Meeting of Shareholders.  The Company does not have a policy that requires members of the Board to attend the Annual Meeting of Shareholders.  For a number of years, the Board of Directors has conducted a meeting immediately before the Annual Meeting of Shareholders.  Directors who have been able to attend such Board meetings have also attended the Annual Meeting of Shareholders.

Executive Sessions of the Board

An executive session of non-management directors is held following each Board meeting and at such other times as necessary.

Committees of the Board

Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.  During fiscal year 2004, Mr. Courtney, Mr. Franta and Mr. Grimstad, each of whom is an independent director, were the members of the Audit Committee and the Compensation Committee.  Mr. Courtney and Mr. Franta were the members of the Nominating Committee.  Each committee member is expected to continue as a member of the named committee, except as noted below.

Audit Committee. The Audit Committee generally oversees the structure of the Company’s internal controls, reviews the selection of the independent auditors, reviews the annual audit plan, and oversees the Company’s financial reporting. The Audit Committee is responsible for the engagement of our independent accountants and reviews other matters relating to our relationship with our independent accountants.  The Board has determined that William R. Franta is the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933.  We acknowledge that the designation of Mr. Franta as the audit committee financial expert does not impose on Mr. Franta any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Franta as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.  The Audit Committee’s Report is included on page 12.  The Audit Committee met four (4) times during fiscal 2004.   Mr. Franta and Mr. Courtney intend to continue to serve on the Audit Committee for fiscal year 2005, subject to changes in Nasdaq’s rules on independence.  Mr. Grimstad intends to resign from the Audit Committee, effective no later than as of the date of the Annual Meeting.

Compensation Committee. The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate.  In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our stock plans.  The Compensation Committee met three (3) times during fiscal 2004. Mr. Grimstad intends to resign from the Compensation Committee, effective no later than as of the date of the Annual Meeting.  Thereafter, the Compensation Committee will consist of Mr. Franta and Mr. Courtney until Mr. Grimstad’s replacement is elected.  It is expected that the Company’s Board of Directors will delegate to the Compensation Committee the responsibility of administering the 2004 Equity Incentive Plan.

Nominating Committee. The Nominating Committee, which consists of Mr. Franta and Mr. Courtney, was established in 2003 to recommend candidates for our Board of Directors.  The recently adopted Charter of the Nominating Committee is described more fully in the Nominating Committee’s Report on page 3.  There was one (1) meeting of the Nominating Committee in fiscal year 2004.

Communications with the Board

Shareholders may communicate directly with the Board of Directors.  All communications should be directed to our Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the

Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures.  Shareholder communications to the Board should be sent to:

Chief Financial Officer

Waters Instruments, Inc.

13705 26th Avenue N., Suite 102

Minneapolis, MN 55441

COMPENSATION OF DIRECTORS

Each non-employee, non-officer director, excluding Mr. Grimstad, receives an annual retainer fee of (i) Eight Thousand Dollars ($8,000), Three Hundred Dollars ($300) for each attended quarterly meeting of the Board, (ii) Fifty Dollars ($50) for each breakfast or dinner meeting of the Board, and (iii) One Hundred Fifty Dollars ($150) for each attended meeting of a Committee on which he serves. Each director receives reimbursement of travel expenses.  Such directors also receive a monthly stipend of Fifty Dollars ($50) to cover miscellaneous travel, telephone and meal expenses associated with Board responsibilities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

To management’s knowledge, no director, officer, or ten percent shareholder or any affiliates of such persons had in fiscal year 2003 or 2004 or currently has any material interest, direct or indirect, in any transaction in which the Company was involved.

NOMINATING COMMITTEE REPORT

The Nominating Committee is comprised of two independent directors.  In accordance with its written Charter adopted by the Board of Directors, the Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding selection of candidates for our Board of Directors, reviewing the composition of the Board and evaluating the performance of Board members.

The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources.  In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, have high moral character and mature judgment, and be able to work collegially with others.  In addition, appropriate factors such as the following will be considered:

•                  the size and composition of the Board;

•                  the needs of the Board with respect to particular talents and experiences;

•                  the knowledge, skills and experience of the nominee; and

•                  legal and regulatory requirements.

Shareholders who wish to recommend one or more directors must provide a written recommendation to our Chief Financial Officer.  Notice of a recommendation must include the shareholder’s name, address and the number of Waters shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any.  The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  Waters may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

In addition, the Company’s Bylaws permit shareholders to nominate directors for consideration at a meeting of shareholders at which one or more directors are to be elected. For a description of the process for nominating directors in accordance with the Company’s Bylaws, see “Shareholder Proposals and Nominations of Director Candidates” on page 14.

 A copy of the current Nominating Committee Charter will be available on our website at www.wtrs.com.

Members of the Nominating Committee

William R. Franta - Chair

Eugene W. Courtney

SETTING THE NUMBER OF DIRECTORS

(Proposal #1)

The Amended and Restated Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each Annual Meeting, provided that the number shall not be less than three (3) or more than nine (9). The Board of Directors recommends setting the number of directors at four (4) at this Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at four (4) requires the affirmative vote of the majority of voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder.

Provided that the number of directors is set at seven (7) or less, the Amended and Restated Bylaws of the Company also provide for the election of two classes of directors, designated Class I and Class II, with terms staggered. If there are more than seven (7) directors, the directors are to be divided into three (3) classes, designated Class I, Class II, and Class III. If there are three (3) classes, each class is to consist of, as nearly as possible, one-third of the total number of directors constituting the entire Board of Directors.  At our Annual Meeting of Shareholders held in October 2002, Class I directors were elected for a term of three years ending in 2005.  At our Annual Meeting of Shareholders held in October 2003, Class II directors were elected for a three year term ending in 2006.  Therefore, no directors will be elected at the 2004 Annual Meeting. Following is information about the current directors of the Company.

Name	Age	Position with the Company and Principal Occupation	First Became a Director
William R. Franta Class I, term ending 2005	62	Director, Technology Consultant	1997
John A. Grimstad Class I, term ending 2005	54	Secretary and Director of the Company, Vice President of Fredrikson & Byron, P.A., Minneapolis, MN	1996
Jerry W. Grabowski Class II, term ending 2006	52	President, Chief Executive Officer and Director of the Company	1993
Eugene W. Courtney Class II, term ending 2006	68	Director, Independent Management Consultant	2003

NASDAQ Rules 4200(a)(15) and 4350(c) indicate that to qualify as an “independent director” with respect to the Audit Committee a director must have no relationship that would interfere with the exercise of independent judgment.  To ensure the Company’s compliance without question regarding independence, Mr. Grimstad intends to resign from the Audit Committee and the Compensation Committee.  To comply with NASDAQ Rule 4350(d) that the Audit Committee consist of three (3) persons who qualify as independent directors, the Company must identify a suitable candidate who will agree to serve as a member of the Company’s Board of Directors, the Audit Committee and the Compensation Committee.  As of the date of mailing of this Proxy Statement, the Nominating Committee has not identified and recommended a candidate to the Board of Directors.  The Company believes a suitable candidate will be timely identified.

Business Experience of Directors

The following information is presented as to each director’s business experience during the past five years and his directorships of other publicly held corporations:

Mr. Franta is currently an independent business, market & technology consultant to several venture finance companies.  From February 2000 to October 2000, he was the Vice President of Product Strategies at REAL Solutions, Ltd., Woodland Hills, CA. From August 1997 to February 2000, he was the Vice President of Marketing at Centron in Minneapolis, MN. Between February 1997 and August 1997, he was a Business Development and Technology Consultant in Minneapolis, MN. From January 1987 to February 1997, he served as Senior Vice President of Network Systems Corporation.

Mr. Grimstad has been engaged in the private practice of law since 1977 and has been a Vice President and shareholder of Fredrikson & Byron, P.A., the Company’s principal outside counsel, since 1984. Mr. Grimstad has served as Secretary to the Company since 1995.

Mr. Grabowski has been President and Chief Executive Officer and a member of the Board of Directors of the Company since August 1993. He also served as our Chief Financial Officer, Secretary and Treasurer from December 1994 until October 1996. From 1988 until joining the Company, Mr. Grabowski was employed as General Manager of Onan Power/Electronics Division.

Mr. Courtney has served as an independent management consultant since December 1998. From October 1999 to February 2001, he served as President and Chief Executive Officer of RSI Systems, Inc., a company that designs, manufactures and distributes videoconferencing systems. Mr. Courtney served as Chief Executive Officer of HEI, Inc., a company which designs and manufactures microelectronics, from 1990 until December 1998; he also served as HEI’s President from 1990 to July 1998 and as its Executive Vice President from 1988 to 1990. Mr. Courtney serves as a director of Datakey, Inc.

PRINCIPAL SHAREHOLDERS

The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock as of September 8, 2004:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Peace Shalom Foundation 8555 South Robert Trail, Inver Grove Heights, MN 55007	281,929	(1)	11.8%
Woodland Investment Company 3007 Skyway Circle North, Irving, TX 75038	258,000	(2)	10.8%
Nicole F. Kohl Gift Trust 3007 Skyway Circle North, Irving, TX 75038	135,000	(3)	5.6%
Heartland Advisors, Inc. 789 North Water Street, Milwaukee, WI 53202	200,000	(4)	8.3%
Jerry W. Grabowski 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441	123,125	(5)	5.1%

(1)          Includes 24,061 shares of stock held in the name of the Estate of Charles Schiefelbein, of which Duane Schiefelbein, as trustee of Peace Shalom Foundation, is the Personal Representative and has sole voting and investment power.  Mr. Schiefelbein has shared voting and investment power over the Peace Shalom Foundation shares. The Company has relied upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on August 16, 2004 and other information provide to it by Mr. Schielfelbein.

(2)          According to the most current Schedule 13D filed by Woodland Investment Company and information provided by it, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl, each of whom are thereby deemed to be beneficial owners of such shares.

(3)          According to the most current Schedule 13D filed by Kohl Gift Trust and information provided to the Company, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared by the Northern Trust Company and Atlee M. Kohl, trustees of the Kohl Gift Trust. Mr. Kohl is deemed to be a beneficial owner of such shares.

(4)          Represents shares held for clients of Heartland Advisors, Inc. (“Heartland”).  Heartland has shared dispositive power over the shares, and William J. Nasgovitz, President and principal shareholder of Heartland Advisors, may be deemed to have both voting and investment power over the shares. The Company has relied on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004 by Heartland Advisors and Mr. Nasgovitz.

(5)          Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

MANAGEMENT SHAREHOLDINGS

The following table sets forth the beneficial ownership of the Company’s Common Stock by (i) each director of the Company, (ii) the named executive officers in the Summary Compensation Table, and (iii) all directors and executive officers as a group, as of September 8, 2004. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name of Officer or Director	Number of Shares Beneficially Owned (1)		Percent of Class (1)
Jerry W. Grabowski	123,125	(2)	5.1%
John A. Grimstad	40,875	(3)	1.7%
William R. Franta	30,075	(4)	1.2%
Gregory J. Anshus	17,514	(5)	0.7%
Eugene W. Courtney	5,025	(6)	0.2%
Officers and Directors as a Group (5 persons)	216,614	(7)	8.6%

(1)          Under the rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of September 8, 2004 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.

(2)          Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(3)          Includes 3,300 shares held by Mr. Grimstad’s wife and 30,075 shares which may be purchased by Mr. Grimstad upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(4)          Represents 30,075 shares which may be purchased by Mr. Franta upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(5)          Includes 14,625 shares which may be purchased by Mr. Anshus upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(6)          Represents 5,025 shares which may be purchased by Mr. Courtney upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

(7)          Includes 109,425 shares which may be purchased by officers and directors upon exercise of options which are or will become exercisable within 60 days of September 8, 2004.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or accrued during each of the Company’s last three fiscal years to the named executive officers:

Summary Compensation Table

					Long Term Compensation
Name & Principal Position	Year	Annual Compensation			Restricted Stock Awards	Securities Underlying Options	All Other Comp (2)
		Salary	Bonus (1)	Other
Jerry W. Grabowski	2004	$234,520	$103,991	—	—	30,000	$11,276
President & CEO	2003	$230,010	$51,824	—	—	0	$11,112
	2002	$219,577	$107,265	—	—	0	$10,452

Gregory J. Anshus	2004	$111,115	$22,551	—	—	0	$2,958
Chief Financial Officer	2003	$107,100	$10,019	—	—	0	$3,195
	2002	$100,692	$24,453	—	—	0	$3,249

(1)          Represents incentive compensation (bonus) payment.

(2)          Represents insurance premiums and 401(k) match paid by the Company.

Option Grants During Fiscal Year 2004

The following table sets forth for each of the Executive Officers named in the Summary Compensation Table the stock options granted during fiscal year 2004.  The Company has not granted any stock appreciation rights.

Name	Options Granted(1)	% of Total Options Granted To Employees in Fiscal Year 2004	Exercise Price/Share(1)	Expiration Date
Jerry W. Grabowski	30,000	100%	$5.90	03/12/14
Gregory J. Anshus	—	—	—	—

(1)          The options were granted on March 12, 2004 at the fair market price on the date of grant; and are 100% exercisable on March 12, 2009.

Option Exercises During Fiscal Year 2004 and Fiscal Year-end Option Values

Name	Shares Acquired on Exercise (#)	$ Value Realized	Number of Unexercised Options at FY-End (#) Exercisable/ Unexercisable		Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable (1)
Jerry W. Grabowski	10,000	$34,214	75,125	30,000	$381,244	$39,300
Gregory J. Anshus	0	$0	14,625	0	$49,586	$0

(1)          Aggregate value is calculated on the basis of the difference between each option exercise price and the closing sale price for the Company’s Common Stock at exercise date or year-end, as the case may be, as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying such option.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

The Company has entered into an employment agreement with Jerry W. Grabowski, which provides for compensation in the event Mr. Grabowski’s employment with the Company is terminated under certain circumstances. Upon termination of employment initiated by the Company’s Board of Directors, Mr. Grabowski will have the right to receive an amount equal to twelve months base salary and the cost of all existing health/medical and other benefit plans enjoyed by Mr. Grabowski on the effective date of termination (subject to the terms of the plans) or substantially the same benefits if the plan makes non-employees ineligible for benefits. Mr. Grabowski will also be entitled to receive on August 31, in the year immediately following the “Performance Period” (most recently ended fiscal year) in which a termination occurred, the incentive compensation he would had earned had his employment not been terminated. Such amount shall be prorated to reflect the number of months that he was employed by the Company prior to such termination. In the event Mr. Grabowski’s employment with the Company is terminated within one year of a change in control, then upon such termination, the Company will pay Mr. Grabowski an additional amount equal to the base salary then in effect for one year, in addition to the Company’s obligation stated above.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent (10%) of the registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received, the Company believes that, during the period from July 1, 2003 through June 30, 2004, all its officers, directors, and greater than ten-percent beneficial owners complied with the filing requirements.

AMENDMENT TO INCREASE AUTHORIZED COMMON SHARES

(Proposal #2)

General

On August 21, 2004, the Board of Directors of the Company unanimously approved an amendment to the Company’s Articles of Incorporation which increases the total number of authorized shares from 5,000,000 Common shares, with a par value of $.10 per share, and 120,000 preferred shares, with a par value of $25 per share, to 20,000,000 Common shares and 120,000 preferred shares, each with a par value of $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation (the “Common Share Amendment”). As of September 8, 2004, there were 2,395,796 Common shares outstanding and no preferred shares outstanding.  As of September 8, 2004, the following common shares were reserved for issuance: (i) 449,850 shares under the 1995 Stock Option Plan, of which there are outstanding options to purchase 200,475 shares; (ii) 222,150 shares under the 1997 Associates Stock Purchase Plan; and (iii) 550,000 shares under the 2004 Equity Incentive Plan, of which there are no outstanding options.   The Common Share Amendment is set forth on Appendix B to this proxy statement, along with the Board’s resolution.

Reasons for the Amendment

 The Board of Directors believes that the proposed increase in the authorized Common shares is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such additional shares and have them available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed feasible and in our best interests.   On September 27, 2004, through its newly formed subsidiary, Zareba Systems Europe Limited (“Waters Europe”), the Company acquired Rutland Electric Fencing Co. Limited for cash, consisting of $3,985,200 in funding provided by the Bank of Scotland to Waters Europe, and an investment by the Company consisting of $5,130,000 borrowed on September 7, 2004 from Wells Fargo Business Credit, Inc. and $900,000 in cash.  Given the Company’s recently experienced growth as evidenced by such transaction, combined with plans to further grow the Company and provide greater liquidity to shareholders in the future, the directors desire to maximize its flexibility and availability for share issuances in future transactions.

The Company has no current commitments or plans for the issuance of the Common shares other than in connection with our employee stock purchase and incentive compensation plans.  Neither the Board of Directors nor management of the Company is aware of any specific effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer or solicitation of proxies in opposition to management.

The Company’s existing Articles of Incorporation authorize 5,120,000 shares, consisting of 5,000,000 common shares, with a par value of $.10 per share, and 120,000 preferred shares, with a par value of $25 per share, and do not permit the Board to establish other classes of stock.  The Common Share Amendment increases the total number of shares the Company is authorized to issue from 5,120,000 shares to 20,000,000 shares, and the number of preferred shares remains the same.

 If the Common Share Amendment is approved , the equity interests of current shareholders may be significantly diluted if additional authorized Common shares are then issued.  Approval of an increase in the authorized number of Common shares generally empowers the directors of the Company to issue additional Common shares without giving notice to the shareholders or obtaining their approval, except in certain circumstances such as in connection with the adoption of certain employee benefit plans or the issuance of private equity that is subject to The Nasdaq Stock Market shareholder approval rules. The Nasdaq rules generally require us to obtain shareholder approval for issuances of common shares in connection with (i) the acquisition of another company if an officer, director or significant shareholder has a 5% or greater interest (or a 10% interest collectively) or the issuance or potential issuance of stock will be equal to 20% or more of the outstanding shares or voting power before the issuance, (ii) the sale of common shares in a private transaction if the sale is equal to 20% or more of the outstanding common shares or voting power and is sold for less than the greater of book or market value of the stock, (iii) the issuance of common shares that results in a change of control or (iv) the adoption of certain stock option or purchase plans or other equity compensation arrangements.

The Amendment will change the par value of the Company’s Common shares and preferred shares from $.10 per share and $25 per share, respectively, to $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation.  Each share of the Company’s Common Stock outstanding when the Common Share Amendment becomes effective will be reclassified as a share with a par value to $.01 solely for the purposes described above.  This change is intended to make the Company’s Articles of Incorporation consistent with Minnesota’s Business Corporation

Act which has essentially eliminated par value, capital surplus and stated capital as operative concepts.  No preferred shares are outstanding.

Existing Anti-takeover Provisions

The Company’s proposal to increase the authorized number of Common shares is not submitted in response to any accumulation of stock or threatened takeover. However, the increase in authorized Common Stock could, under certain circumstances, be construed as having an anti-takeover effect by, for example, diluting the stock ownership of shareholders and possibly making it more difficult to effect a change in the composition of the Board of Directors through the removal or addition of directors, or to accomplish a given transaction that may be in the shareholders’ interests.  Further, the dilutive effect may limit the participation of shareholders in a merger or similar business combination, whether or not such transaction is favored by management. Except as noted below, the Company does not have any provisions in its governing documents that have an anti-takeover effect nor does it have plans to subsequently implement measures having anti-takeover effects. The Company’s existing Articles of Incorporation authorize a class of 120,000 preferred shares that is undesignated as to rights, preferences, privileges and restrictions. The Board has the authority to determine the rights, preferences, privileges and restrictions of these shares in one or more series and to issue such shares without shareholder approval.   In the event of a proposed merger, tender offer or other attempt to gain control of the Company of which the Board does not approve, the Board could create a series of preferred shares with rights and preferences that could impede the completion of such a transaction and issue such preferred shares to persons who would support the Board in opposing the transaction. Up until the time the preferred shares are eliminated if the Articles are amended as proposed in Proposal #3, the Board does not intend to issue any of the currently authorized preferred shares except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders.

The Company’s Bylaws provide for staggered election of directors, limit the number of directors and restrict the removal of directors.  Paragraph 3.2 of the Company’s Bylaws provides that shareholders shall determine the number of directors at each annual meeting, but restricts the number of directors to not less than three (3) and not more than seven (7) and provides that if there are seven (7) or fewer directors, the Board shall be divided into two classes.  If there are more than seven (7) directors, the directors shall be divided into three classes.  Paragraph 3.2 requires the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power outstanding to amend the provision.  As a result of this provision, the Company’s Board is divided into two classes and one class of directors is elected as each annual meeting for a three-year term.  The classification of directors has the effect of making it more difficult to change the composition of the Board of Directors.  Paragraph 3.3 of the Company’s Bylaws requires an affirmative vote of a majority of the directors to fill newly created directorships.  Paragraph 3.11 of the Company’s Bylaws provides that directors may be removed only for cause by affirmative vote of two-thirds (2/3) of the shareholders or by vote of the majority of the entire Board of Directors.

Potential Additional Anti-takeover Plans

The Board of Directors has decided to consider the advisability of adopting anti-takeover defenses.  In its deliberations, the Board has discussed adopting a shareholder rights plan, commonly called a “Poison Pill.”  The Board has not adopted such a plan, but if approval of the proposed Amendment is given, it is likely the Board of Directors will systematically prepare for the adoption of such a plan and, if at the end of its deliberations, determines the adoption of such a plan is in the best interests of the shareholders, will adopt and implement such a plan.

Vote Required

According to the Company’s Articles of Incorporation, the vote required to approve the proposed Common Share Amendment is (i) the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all shares entitled to vote, or (ii) except as otherwise required by law, the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote provided such amendment does not receive the negative vote of the holders of more than twenty-five percent (25%) of the voting power of all shares entitled to vote.   All of the current directors, who own an aggregate of 107,300 shares, or 4.5% of the total outstanding shares, intend to vote for this Proposal #2.  The Board has not discussed this proposal with any other principal shareholders.

AMENDMENT TO AUTHORIZE UNDESIGNATED SHARES

(Proposal #3)

General

On August 21, 2004, the Board of Directors of the Company unanimously approved an amendment to the Company’s Articles of Incorporation in addition to the amendment set forth under Proposal #2 above.  This additional amendment would add 40,000,000 undesignated shares to the authorized shares of the Company (the “Additional Amendment”).  With the proposed  undesignated shares in the Additional Amendment, and assuming approval of Proposal #2, the total number of authorized shares would be 60,000,000, consisting of 20,000,000 Common shares and 40,000,000 undesignated shares, each with a par value of $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation. The Additional Amendment is set forth on Appendix C to this proxy statement, along with the board’s resolution.  Through this Additional Amendment the  class of preferred shares in the Company’s current Articles would be eliminated.

Reasons for the Amendment

The Minnesota Business Corporation Act  (MBCA), specifically Section 302A.401, provides for authorized shares to consist of common shares and undesignated shares.  All the shares of a corporation are of one class or series, unless the articles establish or authorize the board to establish, more than one class or series.  If the articles contain undesignated shares, a board of directors of a corporation can fix the rights and preferences of different classes and series or it can designated a portion of such shares to be common shares.   Such section of the MBCA regarding authorized shares does not use the term “preferred shares”, although a board can establish a class or series of stock  from available undesignated shares and name such class a preferred class.  Through this Additional Amendment, the description of authorized shares contained in the Articles would be updated to be consistent with current language used under the applicable MBCA provisions.

The Additional Amendment authorizes the Board to establish from the 40,000,000 undesignated shares, by resolution adopted and filed with the Minnesota Secretary of State in the manner provided by law, one or more classes or series (which may include but is not limited to designation as additional common shares) and to fix the relative rights and preferences of each such class or series.  The rights and preferences of shares ultimately issued after the Board establishes a class or series from such undesignated shares may include rights far more beneficial to such holders than to the holders of Common shares, including rights with respect to voting, payment upon liquidation, receipt of dividends, payment of distributions and other preferences.   These shares will be available for issuance by the Board at such times and for such purposes as the Board may deem advisable without further action by the shareholders, except as may be required by law or regulatory authorities.   If the Additional Amendment is approved by shareholders, the equity interests of current shareholders may be significantly diluted if the Board establishes classes of stock from the authorized undesignated shares and then such shares are issued.

The Board of Directors believes that the proposed addition of the authorized undesignated shares is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such additional shares and have them available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed feasible and in our best interests.  The availability of undesignated shares from which the Board can designate a series of stock with the rights and preferences necessary for a particular transaction provides much greater flexibility and options for structuring such transactions.  In addition, the Board of Directors believes that it is desirable for the Company to have the flexibility to issue shares of stock without further shareholder action, except as otherwise provided by law.  Given the Company’s recently experienced growth, as evidenced by its acquisition on September 27, 2004 of Rutland Electric Fencing Co. Limited (through its subsidiary, Waters Europe), combined with plans to further grow the Company and provide greater liquidity to shareholders in the future, the directors desire to maximize its flexibility and availability for future share issuances.  The Company has no current commitments or plans to designate shares other than perhaps for a poison pill as discussed above.

Rights and Preferences of the Undesignated Shares

The authorization of undesignated shares in the Company’s Articles of Incorporation allows the Board to establish from such undesignated shares, by resolution adopted and filed with the Minnesota Secretary of State in the manner provided by law, one or more classes or series (which may include but is not limited to designation as additional common shares) and to fix the relative rights and preferences of each such class or series.  Such rights may be with respect to voting, payment upon liquidation, receipt of dividends, payment of distributions and other preferences, all of which may be far more beneficial to such preferred stock holders than to holders of Common shares.

Vote Required

According to the Company’s Articles of Incorporation, the vote required to approve the proposed Amendment is (i) the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all shares entitled to vote, or (ii) except as otherwise required by law, the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote provided such amendment does not receive the negative vote of the holders of more than twenty-five percent (25%) of the voting power of all shares entitled to vote.  All of the current directors, who own an aggregate of 107,300 shares, or 4.5% of the total outstanding shares, intend to vote for this Proposal #3.   The Board has not discussed this proposal with any other principal shareholders.

ADOPTION OF 2004 EQUITY INCENTIVE PLAN

(Proposal #4)

General

The Board of Directors recently approved the Waters Instruments, Inc. 2004 Equity Incentive Plan (the “2004 Plan”). Upon shareholder approval of the 2004 Plan, no further options will be granted under the 1995 Stock Option Plan. The Board of Directors believes that the 2004 Plan will place the Company in an appropriate range of shares available under incentive plans for similarly situated companies. The Board believes that granting fairly priced stock options and other stock awards to employees, officers, consultants and directors are an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals’ proprietary interest in the Company’s success and enables the Company to attract and retain qualified personnel. The Board of Directors and Compensation Committee intend to tie individual officer grants closely to the desired future performance of the Company. The Board of Directors and the Compensation Committee also believe the 2004 Plan will tie the employees’ goals and interests to those of Waters and its shareholders.

Description of the 2004 Equity Incentive Plan

A general description of the material features of the 2004 Plan follows, but this description is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which may be obtained without charge upon request to our Chief Financial Officer.

General. Under the 2004 Plan, the Compensation Committee may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of the Company (including its subsidiaries and affiliates), or to directors of or consultants or advisors to the Company, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of the Company. As of the date of the proxy, the Company had two (2) officers, ninety-eight (98) employees and three (3) non-employee directors.

Shares Available. The Plan provides for the issuance of up to 550,000 common shares of the Company, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding common shares of the Company effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration. If any options or stock awards granted under the Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

Administration and Types of Awards.  The 2004 Plan will be administered by the Compensation Committee. The Committee has broad powers to administer and interpret the Plan, including the authority to (i) establish rules for the administration of the Plan, (ii) select the participants in the Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.

Options. Options granted under the 2004 Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (“IRC”) or “nonqualified” stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company’s common shares on the date the option is granted. The closing sale price of a share of the Company’s Common Stock was $6.81 on September 14, 2004. The Committee will determine the term of the option (which in case of an incentive stock option, generally may not exceed ten years) and how it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee’s family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

Restricted Stock and Restricted Stock Unit Awards. The Committee is also authorized to grant awards of restricted stock and restricted stock unit awards. Each restricted stock award granted under the Plan shall be for a number of shares as determined by the Committee, and the Committee, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse.

Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Committee. Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of common shares of the Company, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Committee will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

Amendment. The Board of Directors may, from time to time, suspend or discontinue the 2004 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the 2004 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2004 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company’s common shares on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

Incentive stock options granted under the 2004 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a “Section 83(b)” election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the common shares or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

No options or other stock awards have been granted to date under the 2004 Equity Incentive Plan.  Because future grants and awards under the Plan are subject to the Compensation Committee’s discretion, the future benefits or amounts that may be received by employees and directors under the Plan cannot be determined at this time.

Vote Required

The Board of Directors recommends that the shareholders approve the 2004 Equity Incentive Plan.  Under applicable Minnesota law, approval of the 2004 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of June 30, 2004, our fiscal year end.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	245,975	$3.48	471,525	*
Equity compensation plans not approved by security holders	None	None	None
TOTAL	245,975	$3.48	471,525

* Includes 222,150 shares available for issuance under our 1997 Associates Stock Purchase Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, Certified Public Accountants, served as the Company’s independent accountants for the fiscal year ended June 30, 2004. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Fees

The aggregate fees billed and to be billed by PricewaterhouseCoopers, LLP for fiscal years 2003 and 2004:

	2003	2004

Audit Fees	$65,355	$73,175
Audit-Related Fees	8,200	9,700
Tax Fees	8,100	19,812
All Other Fees	0	6,083
	$81,655	$108,770

Audit-related fees are primarily for services in connection with the benefit plan audit. All other fees were in connection with services relating to preparation of federal and state returns.  Tax fees include fees for services provided in connection with year end preparation and planning.

The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.

Financial Information Systems Design and Implementation Fees

PricewaterhouseCoopers, LLP or associated entities did not provide any services to the Company for financial information systems design and implementation in fiscal 2004.

Pre-Approval Policy

The Audit Committee has adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for the Company by its independent auditors.

REPORT OF AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three (3) of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the current rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committees, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(14).  As of the Annual Meeting, however, Mr. Grimstad will resign from the committee, and it is expected that a new independent director, will join the committee.

In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A attached hereto), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)          reviewed and discussed the audited financial statements with management;

(2)          discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and

(3)          reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission.

Members of the Audit Committee

•                  William R. Franta

•                  John A. Grimstad

•                  Eugene W. Courtney

SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES

Any appropriate proposal submitted by a shareholder of Waters and intended to be presented at the 2005 Annual Meeting must be received by Waters by May 24, 2005 to be included in our proxy statement and related proxy for the 2005 Annual Meeting.  If a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the proxy materials is received by us after  August 4 2005, then management named in our proxy for the 2005 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

Also, the Company’s Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by the Company on or before May 24, 2005.  According to the Company’s Bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.

We will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in our earliest possible quarterly report on Form 10-QSB.

Any shareholder nomination or proposal must be submitted in accordance with the Company’s Bylaws and comply with any applicable laws and regulations.  All submissions should be made to our Chief Financial Officer at the Company’s principal offices at 13705 26th Avenue N., Suite 102, Minneapolis, Minnesota 55441.

ANNUAL REPORT

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2004, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement.  No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB.  THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES.  REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF WATERS INSTRUMENTS, INC., 13705 26TH AVENUE N., SUITE 102, MINNEAPOLIS, MINNESOTA 55441.  YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF SEPTEMBER 8, 2004, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.

OTHER BUSINESS

Management knows of no other matters to be presented at the 2004 Annual Meeting.  If any other matter properly comes before the 2004 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SOLICITATION

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, directors, officers or regular employees of the Company may, without compensation beyond their regular compensation, solicit proxies personally or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF WATERS INSTRUMENTS, INC.

I.                                         PURPOSE

The primary function of the Audit Committee of Waters Instruments, Inc. (the “Company”) is to provide oversight by reviewing:  the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors (the “Board”) of the Company have established; and the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to:

•                                          Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•                                          Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•                                          Communicate directly with the independent accountants, the financial and senior management, and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.                                     MEMBERSHIP

The Committee will be comprised of three or more directors elected by the Board, each of whom will be independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any).  Committee members will serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified.  The Chair of the Committee will be elected by the Board.  In the absence of the election of a Chair by the Board, the members of the Committee will elect a Chair by majority vote of the Committee membership.  In addition, no member of the Audit Committee will receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company’s Board of Directors.

All Committee members will have a working familiarity with basic finance and accounting practices and will be able to read and understand financial statements at the time of their appointment to the Committee.  At least one member of the Committee will be a “financial expert”, as such term is defined in applicable laws or regulations.

III.                                 RESPONSIBILITIES AND DUTIES

Documents/Reports Review

•                                          Review and update this Charter periodically, at least annually, as conditions dictate.

•                                          Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants or management.

•                                          Review with financial management and the independent accountants any release of earnings prior to its issuance and any Form 10-Q or 10-K prior to its filing.  The Chair of the Committee may represent the entire Committee for purposes of this review.

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Independent Accountants

•                                          Appoint, compensate and oversee the Company’s independent auditors.  The Company’s independent auditors will report directly to the Committee.  On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•                                          Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

•                                          Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•                                          Pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors.

•                                          Discuss with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

•                                          Obtain and review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

Audit Committee Report

•                                          Prepare an annual Audit Committee Report to be presented to the Board.  The Committee will prepare the Audit Committee Report understanding that it will be used as required by applicable laws and regulations and knowledge of those requirements.

Related-Party Transactions

•                                          Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable laws and regulations.

Financial Reporting Processes

•                                          In consultation with the independent accountants and management, review the integrity of the Company’s financial reporting processes, both internal and external.

•                                          Consider and revise, if appropriate, the Company’s auditing and accounting principles and practices.

•                                          Consider the adequacy of the financial and accounting staff.

Ethical and Legal Compliance

•                                          Review periodically the Company’s Code of Business Conduct and Ethics applicable to Senior Financial Officers and management’s enforcement of such Code as it relates to the Company’s financial reporting process and internal control system.

•                                          Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•                                          Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•                                          Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing.  At a minimum, these procedures will allow

2

employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•                                          Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.                                AUTHORITY

The Audit Committee will have the authority as and when it will determine to be necessary or appropriate to the functions of the Audit Committee, to:

i.                  At the expense of the Company, if required, conduct such studies, analyses and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by this Charter, the Board and applicable laws and regulations.

ii.               At the expense of the Company, have full and independent access to the Company’s outside counsel, other advisors and Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the Committee’s intention to interview Company personnel.

iii.            At the expense of the Company, to engage and consult independent consultants and advisors, including outside counsel or financial advisors different from the Company’s existing counsel or advisors, to assist it with its functions.

iv.           Have full and independent access to Company business and financial information.

v.              Take all action appropriate to the performance of the Committee’s duties.

V.                                    MEETINGS AND MINUTES

The Committee will meet at least four (4) times annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

The Audit Committee will maintain written minutes of its meeting.  Such minutes will be provided to the Board, and filed with the minutes of the meetings of the Board Directors.

VI.                                MANAGEMENT COOPERATION

Management of the Company will cooperate with the Committee and render to the Committee such assistance as it may request for the purpose of carrying out its functions.

3

 APPENDIX B

PROPOSED AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
WATERS INSTRUMENTS, INC.
TO INCREASE AUTHORIZED COMMON SHARES

The following resolution and Amendment to the Articles of Incorporation set forth below, was duly adopted at a meeting of the Board of Directors of the Company on August 21, 2004:

WHEREAS, it is in the best interest of the Company to amend its Articles of Incorporation to increase the authorized Common shares;

RESOLVED, that Article 3.1 of the Articles of Incorporation of the Company be and it hereby is amended and restated in its entirety as set forth below.

FURTHER RESOLVED, that, upon shareholder approval, the President or the Chief Executive Officer of the Company be and hereby is authorized and directed to prepare and execute Articles of Amendment embracing the foregoing resolution, and to cause such Articles of Amendment to be filed for record in the manner required by law.

“ARTICLE 3 – CAPITAL STOCK

3.1)          The aggregate number of shares the corporation has authority to issue shall be 20,120,000 shares, which shall have a par value of $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation, and which shall consist of 20,000,000 shares of Common Stock, and 120,000 shares of Preferred Stock.”

4

 APPENDIX C

PROPOSED AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
WATERS INSTRUMENTS, INC.
TO AUTHORIZE UNDESIGNATED SHARES

The following resolution and Amendment to the Articles of Incorporation set forth below, was duly adopted at a meeting of the Board of Directors of the Company on August 21, 2004:

WHEREAS, it is in the best interest of the Company to amend its Articles of Incorporation to increase the authorized shares, eliminate the current preferred stock, and establish undesignated shares, from which the Board can designate shares of preferred stock or additional common stock;

RESOLVED, that Article 3 of the Articles of Incorporation of the Company be and it hereby is amended and restated in its entirety to read as set forth below.

FURTHER RESOLVED, that, upon shareholder approval, the President or the Chief Executive Officer of the Company be and hereby is authorized and directed to prepare and execute Articles of Amendment embracing the foregoing resolution, and to cause such Articles of Amendment to be filed for record in the manner required by law.

“ARTICLE 3 – CAPITAL STOCK

3.1)                             Authorized Shares; Establishment of Classes and Series.  The aggregate number of shares the corporation has authority to issue shall be 60,000,000 shares, which shall have a par value of $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation, and which shall consist of 20,000,000 common shares and 40,000,000 undesignated shares.  The Board of Directors of the corporation is authorized to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each such class or series (which may include but is not limited to designation as additional common shares), and to fix the relative rights and preferences of each such class or series.

3.2)                             Issuance of Shares.  The Board of Directors of the corporation is authorized from time to time to accept subscriptions for, issue, sell and deliver shares of any class or series of the corporation to such persons, at such times and upon such terms and conditions as the Board shall determine, establishing a price in money or other consideration, or a minimum price, or a general formula or method by which the price will be determined.

3.3)                             Issuance of Rights to Purchase Shares.  The Board of Directors is further authorized from time to time to grant and issue rights to subscribe for, purchase, exchange securities for, or convert securities into, shares of the corporation of any class or series, and to fix terms, provisions and conditions of such rights, including the exchange or conversion basis or the price at which such shares may be purchased or subscribed for.

3.4)                             Issuance of Shares to Holders of Another Class or Series.  The Board is further authorized to issue shares of one class or series to holders of that class or series or to holders of another class or series to effectuate share dividends or splits.”

5

Proxy

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints JERRY W. GRABOWSKI and GREGORY J. ANSHUS with full power of substitution, as proxy to vote for me and in my name with like effect as if I were personally present and voting at the Annual Meeting of Shareholders of Waters Instruments, Inc., called to be held at 2:30 p.m., CST, Wednesday, November 3, 2004, at the offices of Fredrikson & Byron, 4000 US Bank Plaza, 200 South Sixth Street, Minneapolis, MN 55402, and at all adjournments thereof, hereby revoking any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a particular proposal, this proxy will be voted for such proposal.

The Board of Directors recommends that you vote “FOR” each proposal.		Check One Box Only For each Proposal

1.	NUMBER OF DIRECTORS. Proposal to establish the number of directors at four (4).	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	AMEND THE COMPANY’S ARTICLES OF INCORPORATION. Proposal to increase the number of authorized Common shares to 20,000,000	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	AMEND THE COMPANY’S ARTICLES OF INCORPORATION. Proposal to add 40,000,000 authorized undesignated shares	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	APPROVE THE 2004 EQUITY INCENTIVE PLAN. Proposal to approve the 2004 Equity Incentive Plan.	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	OTHER MATTERS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears above. Executors, administrators, trustees, guardians, etc., so indicate when signing. For stock held in joint tenancy, each joint owner should sign.

Signature	Date	, 2004

Signature, if held jointly	Date	, 2004

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED

PRE-PAID ENVELOPE OR FAX YOUR PROXY TO 763-509-7450

Waters Instruments, Inc., Investor Relations, 13705 26th Avenue N, Suite 102,  Minneapolis, MN 55441